UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): March 3, 2026

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567-7204

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 3, 2026, BrightView Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters described in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 15, 2026 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
James R. Abrahamson	109,369,283	23,482,319	6,365,215
Dale A. Asplund	131,133,645	1,717,957	6,365,215
Jane Okun Bomba	132,167,371	684,231	6,365,215
William Cornog	128,230,863	4,620,739	6,365,215
Frank Lopez	131,785,179	1,066,423	6,365,215
Paul E. Raether	122,543,892	10,307,710	6,365,215
Mara Swan	130,823,104	2,028,498	6,365,215

Additionally, the holders of the Company’s Series A Convertible Preferred Stock elected the persons listed below as directors for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Kurtis Barker	500,000	0	0
Joshua Goldman	500,000	0	0

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
139,005,422	206,047	5,348	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2026	BrightView Holdings, Inc.

	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary